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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

December 22, 2004
Date of report (date of earliest event reported)

VICORP RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or Other Jurisdiction of Incorporation)
333-117263 (Commission File Number)	84-0511072 (IRS Employer Identification No.)
400 West 48th Avenue, Denver, Colorado 80216 (Address of Principal Executive Offices) (Zip Code)
(303) 296-2121 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On December 22, 2004, the Registrant issued a press release regarding its fourth quarter and fiscal year financial results. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

        The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release, dated December 22, 2004, reporting the results of operations of VICORP Restaurants, Inc. (the "Registrant") for its fourth quarter and for the year ended October 28, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICORP RESTAURANTS, INC.
Date: December 22, 2004	By:	/s/ DEBRA KOENIG Debra Koenig Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT
99.1	Press Release, dated December 22, 2004, reporting the results of operations of VICORP Restaurants, Inc. for its fourth quarter and for the year ended October 28, 2004.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS